                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report - October 17, 2006
                                         ----------------

                          CODORUS VALLEY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Pennsylvania                        0-15536            23-2428543
--------------------------------          ----------------   -------------------
          (State or other                  (Commission File     (IRS Employer
          jurisdiction of                       Number)             Number)
         of incorporation)

      105 Leader Heights Road
           P.O. Box 2887
         York, Pennsylvania                                        17405-2887
----------------------------------------                        ----------------
(Address of principal executive offices)                           (Zip code)

                                  717-747-1519
                -------------------------------------------------
               (Registrant's telephone number including area code)

                                       N/A
              ----------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Page 1 of 7 sequentially numbered pages in manually signed copy
                          Exhibit Index found on page 3

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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

Section 2 - Financial Information

      ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      (a) On October 16, 2006, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99, announcing the declaration of a quarterly cash dividend, a special 5% stock dividend, and the results of operations, in summary form, for the period ended September 30, 2006, compared to the period ended September 30, 2005.

Section 9 - Financial Statements and Exhibits.

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

No.     Description
---     -----------
99      Press release of Codorus Valley Bancorp, Inc., dated October 16, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                                (Registrant)

Date: October 17, 2006                  /s/ Larry J. Miller
                                        -------------------------------------
                                        Larry J. Miller
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

                                  EXHIBIT INDEX

                                                                      Page Number
Exhibit                                                      In Manually Signed Original
-------                                                      ---------------------------
  99     Press release of Codorus Valley Bancorp, Inc.,                   4
         dated October 16, 2006.

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